Exhibit 10.1

June 9, 2020

YA II PN, Ltd.

1012 Springfield Avenue

Mountainside, NJ 07092

Dear Sirs,

We refer to the Standby Equity Distribution Agreement, dated as of April 3, 2020 (the “Agreement”) by and between YA II PN Ltd., a Cayman Islands exempt limited partnership (the “Investor”) and Ideanomics, Inc., a Nevada corporation (the “Company”).    The parties agree that Section 1.10 of the Agreement shall be amended and restated as follows:

“Section 1.10“Commitment Amount” shall mean the aggregate amount of up to $45,000,000.”

All capitalized terms used herein but not defined herein shall have the meaning set forth in the Agreement.

[Signature Page Follows]

Please confirm your acknowledgement below by executing this letter agreement and returning it to my attention. Except as explicitly amended by this amendment, all of the other terms and conditions of the Agreement shall remain in full force and effect.

Sincerely yours,

IDEANOMICS, INC.

Alfred Poor

Chief Executive Officer

ACKNOWLEDGED AND AGREED

YA II PN, LTD.:

By:
Name:
Title: